FIRST AMERICAN INVESTMENT FUNDS, INC.

                   AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

                                 AMENDMENT NO. 9
                                       to
                                    EXHIBIT A

EFFECTIVE DATES:

Portfolio                                         Effective Date
---------                                         --------------
Large Cap Value Fund                              April 2, 1991
Mid Cap Value Fund                                April 2, 1991
Fixed Income Fund                                 April 2, 1991
Intermediate Government Bond Fund                 April 2, 1991
Intermediate Tax Free Fund                        April 2, 1991
Intermediate Term Income Fund                     September 15, 1992
Equity Index Fund                                 September 15, 1992
Regional Equity Fund                              September 15, 1992
Limited Term Income Fund                          September 15, 1992
Balanced Fund                                     September 15, 1992
Minnesota Intermediate Tax Free Fund              December 31, 1993
Colorado Intermediate Tax Free Fund               December 31, 1993
Small Cap Growth Fund                             December 31, 1993
Technology Fund                                   December 31, 1993
International Fund                                December 31, 1993
Equity Income Fund                                January 31, 1994
Large Cap Growth Fund                             January 31, 1994
Real Estate Securities Fund                       June 12, 1995
Health Sciences Fund                              January 31, 1996
Oregon Intermediate Tax Free Fund                 August 5, 1997
California Intermediate Tax Free Fund             August 5, 1997
Micro Cap Value Fund                              August 5, 1997
Small Cap Value Fund                              November 21, 1997
International Index Fund                          November 21, 1997
Adjustable Rate Mortgage Securities Fund          July 24, 1998
Tax Free Fund                                     July 24, 1998
Minnesota Tax Free Fund                           July 24, 1998
Mid Cap Growth Fund                               July 24, 1998
Emerging Markets Fund                             July 24, 1998
Strategic Income Fund                             July 24, 1998

ADVISORY FEES:
--------------

                                                         Annual Advisory Fee
                                                         as a Percentage of
  Portfolio                Average Daily Net Assets    Average Daily Net Assets
 -----------              --------------------------  --------------------------

Large Cap Value                 On All Assets                  .70%
Fund

Mid Cap Value                   On All Assets                  .70%
Fund

Fixed Income                    On All Assets                  .70%
Fund

Intermediate                    On All Assets                  .70%
Government Bond
Fund

Intermediate Tax                On All Assets                  .70%
Free Fund

Intermediate Term               On All Assets                  .70%
Income Fund

Equity Index Fund               On All Assets                  .70%

Regional Equity                 On All Assets                  .70%
Fund

Limited Term                    On All Assets                  .70%
Income Fund

Balanced Fund                   On All Assets                  .70%

Minnesota                       On All Assets                  .70%
Intermediate Tax
Free Fund

Colorado Interme-               On All Assets                  .70%
diate Tax Free Fund

Sma11 Cap Growth                On All Assets                  .70%
Fund

Technology Fund                 On All Assets                  .70%

International Fund              On All Assets                 1.25%

Equity Income                   On All Assets                  .70%
Fund

Large Cap Growth Fund           On All Assets                 .70%

Real Estate Securities          On All Assets                 .70%
Fund

Health Sciences                 On All Assets                 .70%
Fund

Oregon Intermediate             On All Assets                 .70%
Tax Free Fund

California Interme-             On All Assets                 .70%
diate Tax Free Fund

Micro Cap Value                 On All Assets                 .70%
Fund

Small Cap Value                 On All Assets                 .70%
Fund

International Index             On All Assets                 .70%
Fund

Adjustable Rate                 On All Assets                 .70%
Mortgage Securities
Fund

Tax Free Fund                   On All Assets                 .70%

Minnesota Tax Free              On All Assets                 .70%
Fund

Mid Cap Growth                  On All Assets                 .70%
Fund

Emerging Markets                On All Assets                1.25%
Fund

Strategic Income                On All Assets                 .70%
Fund